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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                              SEPTEMBER 28, 1998
               ------------------------------------------------
               Date of Report (date of earliest event reported)


                       CBT GROUP PUBLIC LIMITED COMPANY
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            (Exact name of Registrant as specified in its charter)


        REPUBLIC OF IRELAND              0-25674              NOT APPLICABLE
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(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                              Identification No.)

                              1005 HAMILTON COURT
                         MENLO PARK, CALIFORNIA 94025
                   ----------------------------------------
                   (Address of Principal Executive Offices)


      Registrant's telephone number, including area code:  (650) 614-5900


                                      N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)





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Item 5.   Other Events.
          ------------

     On September 28, 1998, CBT Group PLC issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

     (a)  Not Applicable

     (b)  Not Applicable

     (c)  Exhibits.  The following exhibit is being filed herewith.

          (99.1)  Press Release, dated September 28, 1998.
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     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: September 28, 1998               CBT GROUP PLC


                                        /s/ Richard Y. Okumoto
                                        ----------------------
                                        Richard Y. Okumoto
                                        Senior Vice President, Finance and
                                        Chief Financial Officer
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                                 CBT GROUP PLC
                           EXHIBIT INDEX TO FORM 8-K

Exhibit

(99.1)     Press Release, dated September 28, 1998